UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 12, 2016

SANUWAVE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11475 Great Oaks Way, Suite 150, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 419-7525

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 13, 2016, SANUWAVE Health, Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with certain beneficial owners (the “Investors”) of Series A warrants (the “Warrants”) to purchase shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), pursuant to which the Investors exchanged (the “Exchange”) all of their respective Warrants for either (i) shares of Common Stock or (ii) shares of Common Stock and shares of the Company’s Series B Convertible Preferred Stock, $0.001 par value (the “Preferred Stock”).

The Exchange was based on the following exchange ratio (the “Exchange Ratio”): 1 Series A Warrant = 0.4685 shares of capital stock. Investors who, as a result of the Exchange, owned in excess of 9.99% (the “Ownership Threshold”) of the outstanding Common Stock, received a mixture of Common Stock and shares of Preferred Stock. They received Common Stock up to the Ownership Threshold, and received shares of Preferred Stock beyond the Ownership Threshold (but the total shares of Common Stock and Preferred Stock issued to such holders was still based on the same Exchange Ratio). The relative rights, preferences, privileges and limitations of the Preferred Stock are as set forth in the Company’s Certificate of Designation of Series B Convertible Preferred Stock, which was filed with the Secretary of State of the State of Nevada on January 12, 2016 (the “Series B Certificate of Designation”).

In the Exchange an aggregate number of 23,701,428 Warrants were exchanged for 7,447,954 shares of Common Stock and 292.58224 shares of Preferred Stock. Pursuant to the Series B Certificate of Designation, each of the Preferred Stock shares is convertible into shares of Common Stock at an initial rate of 1 Preferred Stock share for 12,500 Common Stock shares, which conversion rate is subject to further adjustment as set forth in the Series B Certificate of Designation. Pursuant to the terms of the Series B Certificate of Designation, the holders of the Preferred Stock shares will generally be entitled to that number of votes as is equal to the number of shares of Common Stock into which the Preferred Stock may be converted as of the record date of such vote or consent, subject to the Beneficial Ownership Limitation.

In connection with entering into the Exchange Agreement, the Company also entered into a Registration Rights Agreement, dated January 13, 2016, with the Investors. The Registration Rights Agreement requires that the Company file with the SEC a registration statement to register for resale the shares of the Common Stock issued in connection with the Exchange and the Common Stock issuable upon conversion of the Preferred Stock shares (the “Preferred Stock Conversion Shares”).

The foregoing descriptions of the Exchange Agreement, the Registration Rights Agreement and the Series B Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the copy of each of the Exchange Agreement, the Registration Rights Agreement and the Series B Certificate of Designation, which are filed as Exhibit 10.1, Exhibit 4.1 and Exhibit 3.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The representations, warranties and covenants contained in the Exchange Agreement and the Registration Rights Agreement were made solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties. Accordingly, such agreements are incorporated herein by reference only to provide investors with information regarding the terms of such agreements, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety. The Preferred Stock shares, the Preferred Stock Conversion Shares, the Warrants, the Amended Warrant, the Warrant Shares, the Agent Warrant and the shares of Common Stock issuable upon exercise of the Agent Warrant (collectively, the “Securities”) were offered and sold on January 13, 2016 in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) or 3(a)(9) thereof and Rule 506 of Regulation D thereunder. Each Investor represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the Securities, as applicable, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities have not been registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

The Exchange Agreement, the Registration Rights Agreement and the Series B Certificate of Designation, are filed as Exhibit 10.1, Exhibit 4.1 and Exhibit 3.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K and the information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 in its entirety.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 in its entirety. The Series B Certificate of Designation, designates 293 Preferred Stock shares and establishes the rights, preferences and privileges of the Preferred Stock. Generally, the holders of the Preferred Stock are entitled to vote as a single voting group with the holders of the Common Stock.

Holders of the Preferred Stock shall participate pari passu with the holders of the Common Stock (on an as-if-converted-to-Common-Stock basis in the net assets of the Company). The holders of the Preferred Stock have certain optional conversion rights, and the Preferred Stock conversion rate is subject to adjustment upon the occurrence of certain events, such as certain stock splits, stock dividends, mergers, consolidations, reorganizations, reclassifications and certain dividends.

The foregoing description of the Series B Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the copy of the Series B Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation of Series B Convertible Preferred Stock of SANUWAVE Health, Inc., as filed with the Secretary of State of the State of Nevada on January 12, 2016.

4.1	Registration Rights Agreement, by and among SANUWAVE Health, Inc. and the Investors, dated January 13, 2016.

10.1	Exchange Agreement, by and among SANUWAVE Health, Inc. and the Investors, dated January 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE Health, Inc.

Date: January 19, 2016	By:	/s/ Kevin A. Richardson, II
Name: Kevin A. Richardson, II
Title: Acting Chief Executive Officer